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                              WINTHROP MONEY FUNDS
       SUPPLEMENT DATED JUNE 4, 1997 TO PROSPECTUS DATED JANUARY 24, 1997

     (1) Effective May 23, 1997, the day-to-day investment responsibilities of the Winthrop U.S. Government Money Fund (the 'Fund') were reassigned. Portfolio management of the Fund will continue to be performed by investment management personnel of DLJ Investment Management Corp. (the 'Adviser'). The Adviser is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation, which is a member of the New York Stock Exchange and a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. ('DLJ'), a major international supplier of financial services. The Adviser has hired personnel from both within and outside of DLJ who have experience in the investment company industry, specifically the operation and management of money market funds.

     (2) The following information should be read in conjunction with 'Investment Objectives, Policies and Risk Considerations -- The Winthrop U.S. Government Money Fund' beginning on page 5 of the Prospectus. In addition to the securities referenced in the Prospectus and in accordance with the Repurchase Agreement Procedures previously approved by the Fund's Board, mortgage related securities are acceptable collateral for repurchase agreements purchased by the Fund.